Supplement dated October 10, 2003
       to Choice, Select, Plus, Freedom, Asset I and Asset II Prospectuses
                                dated May 1, 2003

   Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts

                                    issued by

                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


This Supplement should be attached to your Choice, Select, Plus, Freedom, Asset I, or Asset II prospectus for the flexible payment deferred combination fixed and variable annuity contract.

Change of Control in Sage Life Assurance of America, Inc. ("Sage Life," or "We", "Us", "Our").

As disclosed in the Supplement dated August 15, 2003, Swiss Re Life & Health America Inc. ("Swiss Re America"), a Connecticut insurance company, had applied to the Delaware Insurance Department for the necessary approval to acquire from Sage Insurance Group Inc. all of the common stock that it did not already own of Sage Life Holdings of America, Inc. ("Sage Life Holdings"), the parent company of Sage Life. On September 3, 2003, the Delaware Insurance Department approved that application. The closing of the transaction and the transfer of the shares of common stock were completed on October 1, 2003. The transfer results in Swiss Re America owning all of the issued and outstanding shares of capital stock of Sage Life Holdings. Swiss Re America is currently rated A++ by A.M. Best Company. Swiss Re America is a wholly owned subsidiary of Swiss Reinsurance Company, a Swiss company, one of the world's largest life and health reinsurance groups.

New Directors.

Effective July 16, 2003, Mr. Mark R. Sarlitto, General Counsel of Swiss Re America, was appointed to the Board of Directors of Sage Life. Effective October 1, 2003, Mr. Raymond A. Eckert, Chief Financial Officer of Swiss Re America, was also appointed to Sage Life's Board of Directors.


Contact our Customer Service Center for more information.

                      Sage Life Assurance of America, Inc.
                             Customer Service Center
                                 P.O. Box 290680
                           Wethersfield, CT 06129-0680
                                 (877) 835-7243